Financial Instruments and Financial Risk Management - Summary of Movement in Allowance for Expected Credit Loss in Respect of Trade and Other Receivables (Details) - Trade and Other Receivables - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Trade And Other Current Receivables [Line Items]
Balance, beginning of year	$ 25,261	$ 29,506
Business combinations	1,484	2,837
Bad debt expenses	15,013	14,846
Amount written off and recoveries	(18,017)	(19,631)
Effect of movements in exchange rates	1,299	(2,297)
Balance, end of year	$ 25,040	$ 25,261